                                                                  Exhibit 10.7.6

          [GRAPHIC]                            Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

Rod R. Blagojevich, Governor                   Telephone: (217) 524-7478
  Barry S. Maram, Director                     TTY: (800) 526-5812

May 9, 2003

Dwight Jones, M.D.
Chief Executive Officer
AMERIGROUP Illinois, Inc.
211 W. Wacker Drive, Suite 1350
Chicago, IL 60606

Dear Dr. Jones,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between AMERIGROUP Illinois, Inc. and the Department. This amendment changes the termination date of the Contract to July 31, 2003.

Please have all four originals completed and signed, and return them to my attention by close of business Friday, May 16, 2003.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,


/s/ Kelly Carter
-----------------------------
Kelly Carter, Chief
Bureau of Contract Management

Attachments

cc: Jean Moise, COO and President, Amerigroup Illinois, Inc. (without attachment)

E-mail: dpa_webmaster@state.il.us           Internet: http:/www.state.il.us/dpa/

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                                STATE OF ILLINOIS
                            DEPARTMENT OF PUBLIC AID

                             AMENDMENT NO. 7 TO THE
                     CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA7

Whereas, the parties to the Contract for Furnishing Health Services by a Health Maintenance Organization ("CONTRACT"), the Illinois Department of Public Aid, 201 South Grand Avenue East, Springfield, Illinois 62763-0001 (herein referred to as "Department"), acting by and through its Director, and AMERIGROUP Illinois, Inc., formerly known as AMERICAID Illinois, Inc. d/b/a/ Americaid Community Care, (hereinafter referred to as "Contractor"), desire to amend the CONTRACT; and

WHEREAS, pursuant to Article 9, Section 9.9 (a) of the CONTRACT, the CONTRACT may be modified or amended by the mutual consent of the parties;

NOW THEREFORE, the CONTRACT shall be amended as follows:

1. Article 8 is amended by adding the following language to the end of section 8.1, Term:

          "Notwithstanding the aforementioned language, this contract shall remain in effect through July 31, 2003."

     All other terms and conditions of the CONTRACT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have hereunto caused this agreement to amend the CONTRACT to be executed by their duly authorized representatives, effective upon execution by the Department.

DEPARTMENT OF PUBLIC AID                 AMERIGROUP Illinois, Inc.


By:                                      By: /s/ Dwight E. Jones
    ----------------------------------       -----------------------------------

                                         Printed Name: Dwight E. Jones

Title: Director                          Title: CEO

Date:                                    Date: 5.14.03
      --------------------------------
                                         FEIN: 54.1761812

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